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Exhibit 10.40

AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY
AGREEMENT OF MARKWEST LIBERTY MIDSTREAM & RESOURCES, L.L.C.

        This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the "Amendment") of MarkWest Liberty Midstream & Resources, L.L.C. (the "Company") is dated as of November 20, 2009 among MarkWest Liberty Gas Gathering, L.L.C., a Delaware limited liability company ("MWE Liberty"), M&R MWE Liberty, LLC, a Delaware limited liability company ("NGPMR"), and the Company.

RECITALS

        A.    MWE Liberty and NGPMR constitute all of the Members of the Company and are parties to that certain Second Amended and Restated Limited Liability Company Agreement of the Company dated as of November 1, 2009 (as amended or restated, the "Agreement").

        B.    NGPMR holds all of the Class A Interests and is the sole Class A Member of the Company and MWE Liberty holds all of the Class B Interests and is the sole Class B Member of the Company.

        C.    Pursuant to Section 15.9 of the Agreement, MWE Liberty, NGPMR and the Company desire to amend the Agreement to modify the period of time in which the Members must contribute capital to the Company after a Capital Call has been issued pursuant to the Agreement in the manner set forth in this Amendment.

        C.    Capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Agreement.

AGREEMENT

        NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1.     Section 4.1(b)(i) of the Agreement is hereby amended by deleting the third sentence thereof in its entirety and replacing it with the following:

    "At each time when the Company requires additional capital pursuant to this Section 4.1(b)(i), the Board shall issue a Capital Call to the Class A Members, and such Members shall contribute to the Company the amount of capital so required within fifteen (15) Business Days after receipt of such Capital Call."

        2.     Section 4.1(b)(ii) of the Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following:

    "At each time when the Company requires additional capital pursuant to this Section 4.1(b)(ii), the Board shall issue a Capital Call to the Class A Members and the Class B Members, and such Members shall contribute to the Company the amount of capital so required within fifteen (15) Business Days after receipt of such Capital Call."

        3.     Section 4.1(c)(i) of the Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following:

    "Each Contributing Class A Member shall in accordance with such Class A Member's Quarterly Budgeted Funding Election contribute such requested capital to the Company within fifteen (15) Business Days after the issuance of each such quarterly Capital Call."

        4.     Section 4.1(d)(i) of the Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following:

    "Each Contributing Class B Member shall in accordance with such Class B Member's Quarterly Budgeted Funding Election and any further election pursuant to Section 4.1(d)(iii) contribute such requested capital to the Company within fifteen (15) Business Days after the issuance of each such quarterly Capital Call."

        5.     Section 4.1(d)(ii) of the Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following:

    "Each Contributing Class A Member shall in accordance with such Class A Member's Quarterly Budgeted Funding Election contribute such requested capital to the Company within fifteen (15) Business Days after the issuance of such quarterly Capital Call."

        6.     Except as expressly modified by this Amendment, all terms of the Agreement remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, the terms of this Amendment shall control.

        7.     This Amendment may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same Amendment. Executed counterparts may be delivered by facsimile or PDF and shall be considered an original.

[signature page follows]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Second Amended and Restated Limited Liability Company Agreement of MarkWest Liberty Midstream & Resources, L.L.C. as of the date first above written.

MARKWEST LIBERTY GAS GATHERING, L.L.C.
By:	/s/ Frank M. Semple
Name:	Frank M. Semple
Title:	President and CEO
MARKWEST LIBERTY MIDSTREAM & RESOURCES, L.L.C.
By:	/s/ Frank M. Semple
Name:	Frank M. Semple
Title:	President and CEO
M&R MWE LIBERTY, LLC
By:	/s/ John T. Raymond
Name:	John T. Raymond
Title:	Managing Partner & CEO

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  Exhibit 10.40
AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF MARKWEST LIBERTY MIDSTREAM & RESOURCES, L.L.C.
RECITALS
AGREEMENT